UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): October 24, 2003


                            FNB CORPORATION
           (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)


                           105 Arbor Drive
                    Christiansburg, Virginia 24068
       (Address of principal executive offices including zip code)


                           540-382-4951
         (Registrant's telephone number, including area code)



      (Former name or former address, if changed since last report)
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Item 7.      Financial Statements and Exhibits.

     Exhibit

     99.1     FNB Corporation press release dated October 24, 2003

Item 12.     Results of Operations and Financial Condition.

     On October 24, 2003, FNB Corporation issued a press release commenting on 2003 third quarter performance and approval by the Board of Directors of a 2003 fourth quarter cash dividend. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         FNB CORPORATION
                                                           Registrant


                                              s/Christine L. Lewis
                                              Christine L. Lewis
                                              Administrative Officer and
                                              Corporate Secretary

Date:  October 24, 2003

                               EXHIBIT INDEX


Exhibit

  99.1      FNB Corporation press release dated October 24, 2003
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